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                                                                    EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 18, 2001 included in Ezenia! Inc.'s current report on Form 8-K, filed on April 11, 2001, as amended on June 11, 2001, and to all references to our Firm included in this registration statement.

                                              /s/ ARTHUR ANDERSEN LLP
                                              Arthur Andersen LLP

Boston, Massachusetts
December 21, 2001